UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 15, 2014

Date of Report (Date of earliest event reported)

Ambit Biosciences Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35919	33-0909648
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

11080 Roselle St. San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 334-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated 2013 Equity Incentive Plan

On May 15, 2014, the Ambit Biosciences Corporation 2013 Equity Incentive Plan (the “2013 Plan”) was amended and restated to, among other things, provide for (i) an increase in the number of shares of common stock that may be issued under the 2013 Plan (the “2013 Amended Plan”) of 1,000,000 shares for a total number of shares of common stock reserved for issuance under the 2013 Amended Plan of an aggregate of the sum of 2,845,329 shares, plus certain annual automatic increases, and (ii) an increase in the number of shares that may be issued as “incentive stock options” to an aggregate of 5,690,658 shares (twice the size of the share reserve). Additionally, the adoption of the 2013 Amended Plan re-started the ten year period during which we may grant “incentive stock options” under the 2013 Amended Plan and constituted approval of terms and conditions set forth therein that permit us to grant stock options and performance-based stock and cash awards under the 2013 Amended Plan that may continue to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code.

The foregoing description of the amendment to the 2013 Plan does not purport to be complete and is qualified in its entirety by reference to the 2013 Amended Plan, attached to this Current Report on Form 8-K as Exhibit 10.1.

2014 Incentive Compensation Plan

On May 15, 2014, the Board of Directors (the “Board”) of Ambit Biosciences Corporation (the “Company”), upon recommendation of the Compensation Committee (the “Committee”), approved the Company’s 2014 Incentive Compensation Plan (the “Incentive Plan”). The Incentive Plan is a performance-based bonus plan designed to (1) provide incentives to meet and exceed corporate goals, (2) encourage teamwork between individuals and departments, (3) reward exemplary team performance and (4) incentivize employee retention.  The Company’s named executive officers, along with other regular, full-time and certain part-time employees of the Company, are eligible to participate in the Incentive Plan.  Employees must be employed by the Company on the date the bonuses are paid in order to be eligible for a bonus payment.

The target award percentages (expressed as a percentage of base salary) under the Incentive Plan for Michael Martino, our Chief Executive Officer, Alan Fuhrman, our Chief Financial Officer, and Athena Countouriotis, our Chief Medical Officer, are 50%,  30% and 30%, respectively. Payments under the Incentive Plan are conditioned upon the Company’s achievement of a threshold percentage of certain corporate goals established by the Committee and the Board, with such achievement level to be determined by the Board on recommendation of the Committee. If such threshold percentage is not achieved, no payments will be made under the Incentive Plan.  If goals are achieved above targets, the Committee may recommend that the Board approve a goal achievement level in excess of 100%.

The description of the Incentive Plan contained herein is a summary of the material terms of the Incentive Plan, does not purport to be complete, and is qualified in its entirety by reference to the Incentive Plan.

Grants of Equity Awards

On May 15, 2014, the Committee (with respect to the Company’s named executive officers other than the Chief Executive Officer) and the Board (with respect to the Chief Executive Officer) granted performance-based restricted stock unit awards (“RSUs”) to the Company’s named executive officers under the Company’s 2014 Long Term Incentive Program (the “LTIP”).  The number of RSUs granted to Mr. Martino, Mr. Fuhrman and Dr. Countouriotis are 253,871, 27,517 and 18,882, respectively.  The RSUs have a performance period that ends on December 31, 2017 and the number of RSUs actually earned by the named executive officers will be based on whether, and to what extent, the Company achieves the performance goals set forth in the LTIP. The description of the RSUs contained herein does not purport to be complete and is qualified in its entirety by reference to the 2013 Amended Plan and LTIP each attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and the Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement, forms of which are attached to this Current Report on Form 8-K as Exhibit 10.3

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

The 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on May 15, 2014. As of March 27, 2014, the record date for the Annual Meeting, 17,973,315 shares of common stock were issued and outstanding. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below.

Proposal 1. Election of Directors

The Company’s stockholders elected the three persons listed below as Class I directors, each to serve until the Company’s 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The final voting results were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
David Bonita, M.D.	11,613,762	39,019	3,727,848
Steven A. Elms	11,400,972	251,809	3,727,848
Mark G. Foletta	11,613,742	39,039	3,727,848

Proposal 2. Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection of Ernst & Young LLP by the Audit Committee of the Board as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. The final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,371,790	6,839	0	0

Proposal 3. Approval of Amended and Restated 2013 Equity Incentive Plan

The 2013 Amended Plan was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,563,815	2,013,226	75,740	3,727,848

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
10.1

Amended and Restated 2013 Equity Incentive Plan (filed as Appendix A to the Company’s Proxy Statement on Schedule 14A (File No. 001-35919), as originally filed on April 19, 2014, and incorporated herein by reference).

10.2

2014 Long Term Incentive Program (filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 (File No. 001-35919) originally filed on May 6, 2014, and incorporated herein by reference).

10.3	Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement, under the Company’s 2014 Long Term Incentive Program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ambit Biosciences Corporation

Dated: May19, 2014
	By:	/S/ ALAN FUHRMAN
Alan Fuhrman
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1

Amended and Restated 2013 Equity Incentive Plan (filed as Appendix A to the Company’s Proxy Statement on Schedule 14A (File No. 001-35919), as originally filed on April 19, 2014, and incorporated herein by reference).

10.2

2014 Long Term Incentive Program (filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 (File No. 001-35919) originally filed on May 6, 2014, and incorporated herein by reference).

10.3	Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement, under the Company’s 2014 Long Term Incentive Program.